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CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the inclusion in this Registration Statement on Form 10-SB of our report on the financial statements of Imperial Consolidated Capital (an exploration stage company) dated February 27, 2004.

/s/ "Dohan and Company, CPA’s"

Miami, Florida

July 16, 2004

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